                                  Exhibit 32.1

                            Section 906 Certification
                          of Kent I. Madsen (President)

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MACC Private Equities Inc. (the
"Company") on Form 10-K for the year ended September 30, 2004, as filed with the
United States Securities and Exchange Commission on the date hereof (the
"Report"), I, Kent I. Madsen, President and Secretary of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the
Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934, as amended; and

..........(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

                                              /s/ Kent I. Madsen
                                           -----------------------------------
                                           Kent I. Madsen,
                                           President and Secretary

Date: January 12, 2005